UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2011

VERSAILLES FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	000-53870	27-1330256
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

27 East Main Street, Versailles, Ohio	45380
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (937) 526-4515

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 15, 2011, the stockholders of Versailles Financial Corporation (the “Company”) approved the Versailles Financial Corporation 2011 Equity Incentive Plan, which provides for the grant of stock-based and other incentive awards to officers, employees and directors of the Company. A description of the material terms of the plan is contained in the Company’s definitive proxy statement for the Special Meeting of Stockholders filed with the Securities and Exchange Commission on October 17, 2011. A copy of the plan is being filed as Exhibit 10.1.

Item 5.07.                                          Submission of Matters to a Vote of Security Holders

The 2011 Annual Meeting of Stockholders of the Company was held on November 15, 2011 (the “Annual Meeting”).  The matters considered and voted on by the Company’s stockholders at the Annual Meeting and the final vote of the stockholders is as follows:

Matter 1.                                              The election of one director to serve for a three-year term.

Nominee	Shares Voted For	Shares Withheld	Broker Non-Votes
Edward L. Borchers	306,560	3,500	15,150

Matter 2.                                              The ratification of the appointment of Crowe Horwath LLP as the Company’s independent public accounting firm for the year ending June 30, 2012.

Shares Voted For	Shares Voted Against	Abstentions
323,860	0	1,350

Matter 3.                                              The approval of the Versailles Financial Corporation 2011 Equity Incentive Plan.

Shares Voted For	Shares Voted Against	Abstentions
298,060	4,650	7,350

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1

Versailles Financial Corporation 2011 Equity Incentive Plan (incorporated by reference to Appendix A to the proxy statement for the Special Meeting of Stockholders filed with the Securities and Exchange Commission on October 17, 2011 (File No. 000-53870))

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERSAILLES FINANCIAL CORPORATION

Date: November 16, 2011	By:	/s/ Douglas P. Ahlers
Douglas P. Ahlers
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1

Versailles Financial Corporation 2011 Equity Incentive Plan (incorporated by reference to Appendix A to the proxy statement for the Special Meeting of Stockholders filed with the Securities and Exchange Commission on October 17, 2011 (File No. 000-53870))